UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 9, 2019

MidSouth Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Versailles Boulevard, Lafayette, Louisiana	70501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    337-237-8343

(Former name or former address, if changed since last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	MSL	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rile 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01.	Other Events.

The following disclosures supplement the disclosures contained in the definitive proxy statement/prospectus, dated August 13, 2019 (the “Proxy Statement”), which was filed by MidSouth Bancorp, Inc. (“MidSouth”) with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2019 and mailed on or about August 14, 2019 to MidSouth shareholders of record as of the close of business on August 12, 2019 in connection with the previously announced proposed acquisition of MidSouth by Hancock Whitney Corporation (“Hancock Whitney”). Subject to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 30, 2019, by and between MidSouth and Hancock Whitney, MidSouth will merge with and into Hancock Whitney (the “Merger”), with Hancock Whitney continuing as the surviving entity.

On August 15, 2019, MidSouth received a letter on behalf of an alleged shareholder alleging that Midsouth and its directors violated their fiduciary duties and the federal securities laws by issuing allegedly misleading disclosures in connection with the Merger (the “Parshall Demand”). Thereafter, another purported shareholder filed a separate putative class action complaint on August 20, 2019 in the United States District Court for the Southern District of New York in an action captioned Raul v. MidSouth Bancorp, et al., 19-cv-07757 (the “Raul Action”). Finally, another alleged MidSouth shareholder filed an action against MidSouth, its directors, and Hancock Whitney, captioned Delman v. MidSouth Bancorp, Inc., et al., Case No. 2019-5228 (the “Delman Action” and, together with the Parshall Demand and the Raul Action, the “Actions”), in the 15th Judicial District Court for the Parish of Lafayette in Louisiana. The Actions generally allege that MidSouth and its directors violated the federal securities laws or breached duties under Louisiana state law by issuing allegedly misleading disclosures in connection with the Merger, that Hancock Whitney aided and abetted the alleged breaches of fiduciary duty by the individual defendants, and seek, among other things, to enjoin the shareholder vote scheduled for September 18, 2019 at which MidSouth shareholders will vote on a proposal to approve the Merger Agreement.

While MidSouth believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, to moot plaintiffs’ disclosure claims, to avoid nuisance, potential expense, and delay and to provide additional information to MidSouth’s shareholders, MidSouth has determined to voluntarily supplement the Proxy Statement with the below disclosures. In light of the supplemental disclosures, the Parshall Demand is being withdrawn and plaintiffs in the Raul Action and the Delman Action have agreed to dismiss their individual claims with prejudice. Nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Proxy Statement. To the contrary, MidSouth denies all allegations in the Actions that any additional disclosure was, or is, required.

SUPPLEMENT TO PROXY STATEMENT

The following information supplements the Proxy Statement and should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.

Background of the Merger

The disclosure under the heading “THE MERGER—Background of the Merger” is hereby supplemented by replacing the first sentence of the first paragraph at the top of page 39 of the Proxy Statement with the following:

On October 17, 2018, a regularly scheduled meeting of MidSouth’s board of directors was held, which was attended by representatives of Sandler O’Neill and MidSouth’s outside legal counsel, Troutman Sanders LLP (which we refer to as “Troutman”). During this meeting, a representative of Sandler O’Neill presented to the MidSouth board of directors a broad review of the current operating environment for banks, observations regarding MidSouth, preliminary valuation analyses, and potential acquisition partners, including Hancock Whitney, Company A, and Company B.

The disclosure under the heading “THE MERGER—Background of the Merger” is hereby supplemented by adding the following sentence after the last sentence of the second paragraph at the top of page 39 of the Proxy Statement with the following:

The two institutional investors were Basswood Capital Management, LLC and Jacobs Asset Management, LLC, both of which file periodic, publicly-available Forms 13F-HR reporting on their stock holdings.

The disclosure under the heading “THE MERGER—Background of the Merger” is hereby supplemented by adding the following sentence after the first sentence of the second to last paragraph at the bottom of page 40 of the Proxy Statement:

MidSouth’s board of directors determined that the Hancock Whitney proposal was superior for the shareholders relative to the proposals received from Company A and Company B.

The disclosure under the heading “THE MERGER—Background of the Merger” is hereby supplemented by adding the following sentences after the last sentence of the fifth paragraph on page 41 of the Proxy Statement:

The confidentiality agreements between MidSouth and each of Hancock Whitney, Company A, and Company B, which were the only confidentiality agreements entered into with any potential bidders, did not contain any standstill or “don’t ask, don’t waive” provisions. Hancock Whitney, Company A, and Company B were the only three institutions with whom MidSouth had substantive discussions regarding a potential acquisition of MidSouth.

Opinion of Sandler O’Neill & Partners, L.P.

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P.— Comparable Company Analyses” is hereby supplemented by deleting the table at the bottom of page 49 (MidSouth Peer Group) of the Proxy Statement and replacing it with the following:

Financial data as of or for the twelve months ended March 31, 2019; Market data as of April 29, 2019

Major Exchange Southeast and Southwest Banks with Total Assets $1 Billion - $4 Billion and NPAs / Assets > 1.00%

			Market Information						Balance Sheet				MRQ Profitability
				Price to:												Cost
			Market	LTM	2019E		52-Wk	Div.	Total	Loans /	NPAs /	TCE /				of	Eff.
			Cap.	EPS	EPS	TBV	High	Yield	Assets	Dep.	Assets	TA	ROAA	ROAE	NIM	Dep.	Ratio
Ticker	Company	City, State	($mm)	(x)	(x)	(%)	(%)	(%)	($mm)	(%)	(2) (%)	(%)	(%)	(%)	(%)	(%)	(%)
FBMS	First Bancshares Inc.	Hattiesburg, MS	537	17.8	11.0	175.1	71.5	1.0	3,533	80.1	1.19	9.07	0.96	7.83	3.89	0.67	55.1
SMMF	Summit Financial Group Inc.	Moorefield, WV	332	11.7	11.0	161.4	93.0	2.2	2,250	97.2	2.80	9.20	1.27	12.28	3.61	1.26	56.0
FCBC	First Community Bankshares Inc	Bluefield, VA	554	15.5	15.4	235.3	96.1	2.9	2,242	92.5	1.29	10.98	1.73	11.60	4.53	0.28	57.4
HBCP	Home Bancorp Inc.	Lafayette, LA	347	10.7	11.8	142.7	75.6	2.3	2,203	90.7	1.38	11.38	1.46	10.31	4.36	0.75	58.8
PFBI	Premier Financial Bancorp Inc. (1)	Huntington, WV	242	11.3	--	147.7	77.3	3.6	1,690	80.4	2.23	10.01	1.39	11.16	4.28	0.54	54.1
ESXB	Community Bankers Trust Corp	Richmond, VA	172	11.9	11.9	120.9	77.2	1.5	1,399	88.6	1.35	10.17	1.01	10.02	3.76	1.11	66.6
CBAN	Colony Bankcorp Inc.	Fitzgerald, GA	144	12.4	--	143.3	88.7	1.8	1,279	70.1	2.06	7.85	0.90	11.76	3.46	0.78	70.9
SLCT	Select Bancorp Inc. (1)	Dunn, NC	237	14.1	13.5	129.2	85.9	--	1,259	100.6	1.01	14.85	1.41	8.59	4.18	0.87	57.7
MYFW	First Western Financial Inc.	Denver, CO	116	20.7	11.7	122.1	69.2	--	1,145	95.2	1.62	8.45	0.57	5.50	2.99	1.19	83.2
CIZN	Citizens Holding Co.	Philadelphia, MS	111	17.9	--	126.5	94.2	4.2	1,057	53.3	1.26	8.29	0.49	5.70	2.67	0.86	80.4
OPOF	Old Point Financial Corp.	Hampton, VA	111	18.6	--	108.4	72.0	2.2	1,027	91.2	1.58	10.05	0.79	7.83	3.62	0.54	78.4

Footnotes:

(1)	Financial information as of December 31, 2018

(2)	NPAs / Assets = (nonaccrual loans + TDR+ OREO) / total assets

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P.— Comparable Company Analyses” is hereby supplemented by deleting the table at the bottom of page 50 (Hancock Peer Group) of the Proxy Statement and replacing it with the following:

Financial data as of or for the twelve months ended March 31, 2019; Market data as of April 29, 2019

Major Exchange Southeast, Southwest, Midwest and Western Banks with Total Assets $20 Billion - $40 Billion and MRQ ROAA equal to or > 1.00%

			Market Information						Balance Sheet				MRQ Profitability
				Price to:												Cost
			Market	LTM	2019E		52-Wk	Div.	Total	Loans /	NPAs /	TCE /				of	Eff.
			Cap.	EPS	EPS	TBV	High	Yield	Assets	Dep.	Assets	TA	ROAA	ROAE	NIM	Dep.	Ratio
Ticker	Company	City, State	($mm)	(x)	(x)	(%)	(%)	(%)	($mm)	(%)	(2) (%)	(%)	(%)	(%)	(%)	(%)	(%)
BOKF	BOK Financial Corp.	Tulsa, OK	6,291	13.4	12.0	188.1	82.6	2.3	39,883	85.9	0.41	8.64	1.11	9.85	3.25	0.51	61.0
FCNC.A	First Citizens BancShares Inc. (1)	Raleigh, NC	5,118	13.4	--	163.2	92.0	0.4	35,409	83.2	0.68	9.12	1.00	10.25	3.84	0.12	63.4
ASB	Associated Banc-Corp	Green Bay, WI	3,707	11.5	11.0	160.6	78.6	3.0	33,701	90.7	0.64	7.20	1.04	9.09	2.89	1.02	61.4
WTFC	Wintrust Financial Corp.	Rosemont, IL	4,371	12.9	11.5	166.4	77.2	1.3	32,359	90.3	0.56	8.28	1.14	10.78	3.67	0.95	61.3
CFR	Cullen/Frost Bankers Inc.	San Antonio, TX	6,444	14.4	14.2	230.8	83.9	2.8	31,665	54.8	0.31	9.00	1.49	13.54	3.75	0.42	54.8
IBKC	IBERIABANK Corp.	Lafayette, LA	4,354	11.2	10.9	161.3	91.2	2.2	31,260	95.3	0.81	9.01	1.30	9.76	3.56	1.02	50.6
TCBI	Texas Capital Bancshares Inc.	Dallas, TX	3,299	10.9	10.0	136.7	63.7	--	28,383	113.1	0.47	8.51	1.24	12.99	3.65	1.31	53.9
UMPQ	Umpqua Holdings Corp.	Portland, OR	3,869	12.4	10.9	168.1	70.5	4.8	27,356	96.1	0.26	9.01	1.10	7.24	4.01	0.66	58.9
PACW	PacWest Bancorp	Beverly Hills, CA	4,733	10.7	10.4	218.4	71.2	6.0	26,324	94.9	0.37	9.23	1.75	9.35	4.63	0.72	42.4
PNFP	Pinnacle Financial Partners	Nashville, TN	4,546	12.3	11.4	206.2	85.8	1.1	25,558	98.3	0.46	9.30	1.50	9.36	3.45	1.18	46.4
CBSH	Commerce Bancshares Inc.	Kansas City, MO	6,788	16.3	16.6	257.1	88.4	1.7	25,033	70.7	0.31	10.45	1.56	13.09	3.47	0.34	58.3
WAL	Western Alliance Bancorp	Phoenix, AZ	5,021	11.2	10.2	209.4	75.8	--	23,793	89.6	0.48	10.31	2.09	17.96	4.65	0.74	42.6
UMBF	UMB Financial Corp.	Kansas City, MO	3,476	17.8	14.7	161.2	86.3	1.7	23,557	64.8	0.20	9.23	1.01	10.33	3.05	0.81	70.0
OZK	Bank OZK	Little Rock, AR	4,205	10.1	9.3	131.8	64.7	2.8	23,006	94.6	0.21	14.29	1.96	11.60	4.47	1.41	37.2
PB	Prosperity Bancshares Inc.	Houston, TX	5,157	15.6	15.1	236.9	96.0	2.2	22,354	59.9	0.07	10.66	1.46	8.05	3.15	0.58	42.1
CHFC	Chemical Financial Corp.	Detroit, MI	3,172	11.6	10.7	182.7	74.6	3.1	21,800	95.4	0.64	8.41	1.17	8.82	3.39	0.98	53.7
FHB	First Hawaiian Inc.	Honolulu, HI	3,724	14.1	12.7	230.2	88.2	3.8	20,441	78.6	0.14	8.32	1.36	11.01	3.21	0.55	47.4
ONB	Old National Bancorp	Evansville, IN	2,989	14.0	12.6	181.9	82.0	3.0	20,084	83.6	0.86	8.66	1.14	8.29	3.51	0.46	59.5

Footnotes:

(1)	Financial information as of December 31, 2018

(2)	NPAs / Assets = (nonaccrual loans + TDR+ OREO) / total assets

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. —Analysis of Selected Merger Transactions” is hereby supplemented by deleting the table at the bottom of page 51 (Precedent Transactions) of the Proxy Statement and replacing it with the following:

Nationwide Whole Bank and Thrift Transactions announced between January 1, 2015 and April 29, 2019 with Target Total Assets $1 Billion - $3 Billion, LTM ROAA 0.50% and Disclosed Deal Value

					Transaction Information						Seller Information
						Price to:			Core	1-Day
					Deal	LTM	Forward		Deposit	Market	Total	TCE /	LTM	NPAs /
				Announce	Value	Earnings	Earnings	TBV	Prem.	Prem.	Assets	TA	ROAA	Assets
Acquiror	State	Target	State	Date	($mm)	(x)	(x)	(%)	(%)	(%)	($mm)	(%)	(%)	(%)
Berkshire Hills Bancorp, Inc.	MA	SI Financial Group, Inc.	CT	12/11/2018	182.5	27.3	--	119	2.6	13.2	1,607	9.7	0.41	1.17
First Midwest Bancorp, Inc.	IL	Bridgeview Bancorp, Inc.	IL	12/6/2018	144.6	NM	--	128	3.4	--	1,260	11.0	0.19	1.31
Simmons First National Corporation	AR	Reliance Bancshares, Inc.	MO	11/13/2018	172.2	NM	--	188	8.8	(1.6)	1,493	5.8	0.01	0.71
Enterprise Financial Services Corp	MO	Trinity Capital Corporation	NM	11/1/2018	213.7	38.6	--	208	10.9	19.6	1,254	8.2	0.42	3.44
Kearny Financial Corp.	NJ	Clifton Bancorp Inc.	NJ	11/1/2017	401.8	59.8	59.8	141	18.8	5.3	1,555	18.4	0.43	0.36
IBERIABANK Corporation	LA	Gibraltar Private Bank & Trust Co.	FL	10/19/2017	228.3	42.3	--	159	9.1	--	1,579	9.1	0.33	1.09
CenterState Bank Corporation	FL	HCBF Holding Company, Inc.	FL	8/14/2017	417.5	55.9	--	209	14.6	--	1,886	10.7	0.41	2.17
Sunflower Financial, Inc.	KS	Strategic Growth Bancorp, Incorporated	TX	7/28/2016	235.0	NM	--	131	4.1	--	2,131	8.8	NM	0.73
Berkshire Hills Bancorp, Inc.	MA	First Choice Bank	NJ	6/27/2016	111.8	54.9	--	110	1.5	--	1,125	4.5	0.18	3.52
Hampton Roads Bankshares, Inc.	VA	Xenith Bankshares, Inc.	VA	2/10/2016	105.4	25.3	21.8	121	2.8	16.9	1,039	8.5	0.42	1.41
Great Western Bancorp, Inc.	SD	HF Financial Corp.	SD	11/30/2015	139.7	24.3	--	136	5.0	22.0	1,172	8.8	0.47	1.25
Atlantic Capital Bancshares, Inc.	GA	First Security Group, Inc.	TN	3/25/2015	159.0	53.0	--	175	9.9	--	1,059	8.6	0.29	0.81

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P.— Net Present Value Analyses” is hereby supplemented by adding the following as a new third sentence following the number 175% on page 52 of the Proxy Statement:

Sandler O’Neill selected these price to earnings and tangible book value multiples based on Sandler O’Neill’s review of, among other matters, the trading multiples of selected companies that Sandler O’Neill deemed to be comparable to MidSouth.

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P.— Net Present Value Analyses” is hereby supplemented by adding the following as a new third sentence following the number 230% in the paragraph in the middle of page 53 of the Proxy Statement:

Sandler O’Neill selected these price to earnings and tangible book value multiples based on Sandler O’Neill’s review of, among other matters, the trading multiples of selected companies that Sandler O’Neill deemed to be comparable to Hancock Whitney.

The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P.— Sandler O’Neill’s Relationship” is hereby supplemented by replacing the first complete sentence at the top of page 55 of the Proxy Statement with the following:

In the two years preceding the date of Sandler O’Neill’s opinion, Sander O’Neill provided certain investment banking services to Hancock Whitney for which Sander O’Neill received aggregate compensation from Hancock Whitney in the amount of approximately $442,000.

Interests of MidSouth’s Directors and Executive Officers in the Merger

The disclosure under the heading “THE MERGER— Interests of MidSouth’s Directors and Executive Officers in the Merger — Treatment of MidSouth Equity Awards” is hereby supplemented by adding the following as a new last sentence of the paragraph entitled “Quantifications of Payments” on page 58 of the Proxy Statement:

Each of MidSouth’s nine non-employee directors currently holds 2,072 shares of unvested restricted stock.

Voting and Support Agreements

The disclosure under the heading “THE MERGER— Interests of MidSouth’s Directors and Executive Officers in the Merger — Voting and Support Agreements” is hereby supplemented by adding the following as a new last sentence of the first paragraph:

For additional information regarding the number of shares held by each of MidSouth’s directors, see “Share Ownership of Certain Beneficial Owners and Management/Directors of MidSouth.”

Important Cautionary Statement about Forward-Looking Statements

This report contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding settlement of litigation, the expected date of the shareholder meeting, effects on merger consideration, our expectations regarding the business combination and performance and financial condition. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook", or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties, including among others: the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Hancock Whitney’s and MidSouth’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals for the merger or related transactions are not obtained or the conditions to the parties’ obligations to complete the merger are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks relating to the parties and the proposed transaction, are more fully discussed in the Proxy Statement included in the Registration Statement on Form S-4 that was filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement is, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC.

Important Additional Information and Where to Find It

This report is being made in respect of the proposed merger transaction between Hancock Whitney and MidSouth. In connection with the proposed merger, Hancock Whitney has filed with the SEC a Registration Statement on Form S-4 (File No. 333-232716) that includes the Proxy Statement of MidSouth and a Prospectus of Hancock Whitney, as well as other relevant documents regarding the proposed transaction. A definitive Proxy Statement dated as of August 13, 2019 was sent to MidSouth shareholders beginning on August 14, 2019. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. MidSouth shareholders are urged to read the Registration Statement and the Proxy Statement in its entirety, along with any other documents filed by Hancock Whitney and MidSouth with the SEC, and any amendments or supplements to these documents, because they will contain important information regarding the merger and the parties to the merger. A free copy of the Proxy Statement, as well as other filings containing information about Hancock Whitney and MidSouth, may be obtained at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, from Hancock Whitney at www.hancockwhitney.com/investors under the heading “SEC Filings” or from MidSouth at www.midsouthbank.com under the heading “SEC Filings”. Copies of the Proxy Statement can also be obtained, free of charge, by directing a request to Hancock Whitney Corporation, Hancock Whitney Plaza, 2510 14th Street, Gulfport, Mississippi 39501, Attention: Investor Relations, by calling 504.299.5208, or by sending an e-mail to trisha.carlson@hancockwhitney.com, or by directing a request to MidSouth Bancorp, Inc., 102 Versailles Boulevard, Lafayette, Louisiana 70501, Attention: Investor Relations, by calling 337.593.3143, or by sending an e-mail to lorraine.miller@midsouthbank.com.

Participants in the Solicitation

Hancock Whitney, MidSouth, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Hancock Whitney’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 12, 2019. Information regarding MidSouth’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information and Where to Find It.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
Registrant

Date:	September 9, 2019	By:	/s/ James R. McLemore
James R McLemore
President and Chief Executive Officer